UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008

MANDALAY MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	00-10039	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 601-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to that certain Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2008 (the “Form 8-K”) by Mandalay Media, Inc. (the “Company”), hereby amends and restates Item 9.01 of the Form 8-K in its entirety, in order to file the financial statements in connection with the Company’s acquisition of AMV Holding Limited, as required by Regulation S-X.  No other information set forth in the Form 8-K is amended hereby.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired

The audited financial statements of AMV Holding Limited for the year ended December 31, 2007 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.  The audited financial statements of AMV Holding Limited for the period ended September 30, 2008 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information, as required by Regulation S-X, is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

(d)  Exhibits

Exhibit	Description

99.1	Financial Statements for AMV Holding Limited for the year ended December 31, 2007.

99.2	Financial Statements for AMV Holding Limited for the period ended September 30, 2008.

99.3	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDALAY MEDIA, INC.

Dated : January 6, 2009	By:	/s/ James Lefkowitz
James Lefkowitz
President